UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 7, 2026

AEBI SCHMIDT HOLDING AG
(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland	CH-8500
(Address of Principal Executive Offices)	(Zip Code)

+41 44-308-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405  of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 1, 2025, Aebi Schmidt Holding AG (“Aebi Schmidt”), Peter Spuhler and PCS Holding AG (“PCS” and together with Mr. Spuhler, the “PCS Parties”) entered into a Relationship Agreement (the “Relationship Agreement”), which provided certain rights to the PCS Parties in connection with their ownership of Aebi Schmidt common stock, including the right to nominate directors. On April 7, 2026, Aebi Schmidt and the PCS Parties entered into Amendment No. 1 to the Relationship Agreement, which amended the Relationship Agreement to, among other things, (i) provide that, if Aebi Schmidt’s Board of Directors (the “Board”) consists of eight members, then the PCS Parties shall have a right to nominate (a) three directors if they own at least 35% of the outstanding shares of Aebi Schmidt common stock, (b) two directors if they own at least 25% (but less than 35%) of the outstanding shares of Aebi Schmidt common stock, (c) two directors if they own at least 15% (but less than 25%) of the outstanding shares of Aebi Schmidt common stock and (d) one director if they own at least 12.5% (but less than 15%) of the outstanding shares of Aebi Schmidt common stock and (ii) allow the Chief Executive Officer of Aebi Schmidt to also hold the position of Chair of the Board. The foregoing description of Amendment No. 1 to the Relationship Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the text of Amendment No. 1 to the Relationship Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Relationship Agreement, by and among Aebi Schmidt, PCS Holding AG and Peter Spuhler, dated April 7, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2026	AEBI SCHMIDT HOLDING AG

	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

	By:	/s/ Marco Portmann
	Name:	Marco Portmann
	Title:	Group CFO